Exhibit 10.1

[Form of Subscription Agreement]

SONTRA MEDICAL CORPORATION

Subscription Agreement

THE UNITS, SHARES AND WARRANTS WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON THE EXEMPTIONS PROVIDED BY SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

U.S. Bank National Association is acting only as an escrow agent in connection with the Offering described herein, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such Securities

The undersigned purchaser (the “Purchaser”) hereby offers to purchase the number of units comprised of Common Stock of Sontra Medical Corporation, a Minnesota corporation (the “Company”) and warrants for Common Stock in the Company, set forth on the signature page hereof, (the “Units”). Each Unit shall include one share of Common Stock in the Company and a warrant for the purchase of 30% of one share of Common Stock in the Company. This offer to purchase may, for any reason whatsoever, be revoked by the Purchaser or rejected by the Company prior to acceptance of this offer by the Company. The Units being purchased hereby are part of a private placement offering of up to 3,000,000 shares of Common Stock plus warrants to purchase up to 900,000 shares of Common Stock.

Section 1.1 Purchase and Sale of the Units. Upon the following terms and conditions, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Units and underlying securities.

Section 1.2 Purchase Price. The purchase price for each of the Units (the “Purchase Price”) shall be $1.00.

Section 2.1 Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties to the Company.

(a) Accredited Investor. The Purchaser is an “accredited investor”; as such term is defined in Rule 501(a) of Regulation D, promulgated under the Act.

(b) Speculative Investment. The Purchaser is aware that an investment in the Units and the underlying securities is highly speculative and subject to substantial risks. The Purchaser is capable of bearing the high degree of economic risk and the burden of this venture, including, but not limited to, the possibility of a complete loss of the Purchaser’s investment.

(c) Disposition. The Purchaser understands that the Units and the underlying securities have not, and will not, be registered under the Act or any applicable state securities laws, and may not be transferred unless (A) subsequently registered thereunder, or (B) sold or transferred pursuant to an exemption from securities registration under the Act and any applicable state securities laws and (ii) any resale of such shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with another exemption under the Act or the rules of the SEC thereunder.

(d) Privately Offered. The offer to acquire the Units and the underlying securities was directly communicated to the Purchaser in such manner that the Purchaser and its advisors were able to ask questions of and receive what Purchaser considers satisfactory answers concerning the terms and conditions of this transaction. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

(e) Purchase for Investment. The Units and the underlying securities are being acquired solely for the Purchaser’s own account, for investment, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof without a valid registration with applicable governmental authorities.

(f) Reliance on Exemptions. The Purchaser understands that the Units and the underlying securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties and agreements of the Purchaser set forth herein to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units and the underlying securities.

Section 2.2 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Qualification. The Company is a corporation duly incorporated and existing under the laws of the State of Minnesota and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a material adverse effect.

(b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Units and underlying securities in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application).

(c) Issuance of the Securities. The issuance of the Units and the underlying securities has been duly authorized and, when paid for and issued in accordance with the terms hereof, will be fully paid and nonassessable.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company’s Charter or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or assets of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the Company); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchaser and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations, which either singly or in the aggregate do not and will not have a material adverse effect on the Company. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency for it to execute, deliver or perform any of its obligations under this Agreement or sell the Units and underlying securities in accordance with the terms hereof (other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

(e) No General Solicitation. Neither the Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Units or any underlying securities.

(f) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Units or underlying securities under the Act.

Section 3.1 Securities Compliance. The Company shall take all necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units and underlying securities to the Purchaser, and promptly provide Purchaser with copies thereof.

Section 4.1 Legend on Share Certificates. Each certificate evidencing the Units and underlying securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

Section 5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Minnesota without regard to such state’s principle of conflict laws. The parties hereto hereby waive trial by jury and consent to exclusive jurisdiction and venue in the State of Minnesota.

Section 6.1 Entire Agreement: Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 7.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile (with correct answer back received) or telecopy at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

to the Company:	Harry G. Mitchell Interim Chief Executive Officer, Chief Financial Officer and Treasurer Sontra Medical Corporation 10 Forge Parkway Franklin, MA 02038

with a copy to:	Thomas B. Rosedale, Esq. BRL Law Group LLC 31 St. James Avenue, Suite 850 Boston, MA 02116

to the Purchaser:	At the address set forth at the foot of this Agreement or as specified in writing by Purchaser.

Any party hereto may from time to time change its address for notices by giving at least 10 days written notice of such changed address to the other party hereto.

Section 8.1 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 9.1 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 10.1 Acceptance. Execution and delivery of this Agreement shall constitute an offer to purchase the Units and underlying securities, which offer, unless previously revoked by the Purchaser, may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause and without liability to the Purchaser. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

Section 11.1 Binding Agreement. Upon acceptance of this Agreement by the Company, the Purchaser agrees that he may not cancel, terminate or revoke any agreement of the Purchaser made hereunder, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the Purchaser.

Section 12.1 Incorporation by Reference. All information set forth on the signature page is incorporated as integral terms of this Agreement.

Section 13.1 Counterparts. This Agreement may be signed in multiple counterparts, which counterparts shall constitute one and the same original instrument.

Section 14.1 Severability. If any portion of this Agreement shall be held illegal, unenforceable, void or voidable by any court, each of the remaining terms hereof shall nevertheless remain in full force and effect as a separate contract.

Section 15.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the Purchaser has executed this Agreement on the date set forth below.

The exact name(s) (Including correct, legible spelling) and the information under which title to the Units and underlying securities will be taken is as follows (Please print or type):

Number of Units subscribed for:	Accepted by:

Amount of check enclosed: $	Sontra Medical Corporation

By:
Name of Purchaser - Please Print	Name:	Harry G. Mitchell
	Title:	Interim Chief Executive Officer, Chief Financial Officer and Treasurer
Signature of Purchaser

Social Security Number (or FEIN) of Purchaser

Address of Purchaser

CONFIDENTIAL PROSPECTIVE INVESTOR QUESTIONNAIRE

Sontra Medical Corporation

10 Forge Parkway

Franklin, MA 020381

Attn: Harry G. Mitchell

Interim Chief Executive Officer,

Chief Financial Officer and Treasurer

Re: Offering of Securities

Ladies and Gentlemen:

My name is                                         . I am furnishing you with the information contained herein to enable you to determine whether I (or if, applicable, the entity which I represent) may purchase units comprised of Common Stock of Sontra Medical Corporation, a Minnesota corporation (the “Company”) and warrants for Common Stock in the Company (the “Units”), pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), with each Unit including one share of Common Stock in the Company and a warrant for the purchase of 30% of one share of Common Stock in the Company.

I (or, if applicable, the entity which I represent) understand (i) that the Company will rely upon the information contained herein for purposes of such determination, (ii) that the Units and underlying securities will not be registered with the Securities and Exchange Commission nor with the securities regulatory authority of any state in reliance upon the exemption from registration provided by Section 4(2) and similar exemptions under the state securities laws, and (iii) that the request by the Company that I complete this Questionnaire does not constitute an offer of the Units or underlying securities to me or, if applicable, to the entity which I represent.

I (or, if applicable, the entity which I represent) represent to the Company (i) that the information contained herein is complete and accurate and may be relied upon by the Company, (ii) that, if I am completing this Questionnaire on behalf of an entity, I have full authority to do so and to provide the information and make the representations called for herein, and (iii) that I (or, if applicable, the entity which I represent) will notify the Company immediately of any material change in any of such information occurring prior to the closing of the purchase of the Units and underlying securities by me (or, if applicable, by the entity which I represent).

All information furnished herein is being furnished for the sole use of the Company and its counsel and with the understanding that such information will be held in confidence by such persons, except that this Questionnaire, and the information set forth herein, may be furnished to such parties as the Company deems desirable to establish compliance with applicable securities laws and regulations.

IN THIS QUESTIONNAIRE, “PROSPECTIVE PURCHASER” REFERS TO THE PERSON TO WHOM THE SHARES WOULD ULTIMATELY BE SOLD.

ALL INFORMATION IS CONFIDENTIAL

1.	NAME OF PROSPECTIVE PURCHASER

Name:

Date of Birth (or, if an entity, Date of organization):

Citizenship (or State of Organization):

Social Security or Tax Identification No.:

2.	PRINCIPAL ADDRESS OF PROSPECTIVE PURCHASER

(Residence, if individual; Principal Place of Business, if entity)

Street:

City:                          State:                          Zip Code:

Telephone Number: (    )

3.	BUSINESS ADDRESS OF PROSPECTIVE PURCHASER (If different from above)

Company:

Name:

Street:

City:                          State:                          Zip Code:

Telephone Number: (    )

4.	COMMUNICATIONS SHOULD BE SENT TO (check one):

Principal Address                                          Other Business Address

5.	BUSINESS EXPERIENCE/HISTORY OF PROSPECTIVE PURCHASER

(If retired, please indicate such fact and refer to last occupation prior to retirement.)

Principal Business or Occupation of Prospective Purchaser:

(Individuals Only) Position and Duties with the Company named in Question 3 above (or last employer):

(Individuals only) Any other occupations or duties during the five years prior to employment described above:

6.	REPRESENTATIONS OF NON-INDIVIDUAL INVESTORS

The Prospective Purchaser which I represent qualifies as one of the following (check one if applicable):

__	(a)	a bank as defined in section 3(a) (2) of the Securities Act of 1933, as amended (the “Act”), acting in either its individual or fiduciary capacity;

__	(b)	a savings and loan association or other institution as defined in section 3(a) (5) (A) of the Act, acting in either its individual or fiduciary capacity;

__	(c)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

__	(d)	an insurance company as defined in section 2(13) of the Act;

__	(e)	an investment company registered under the Investment Company Act of 1940;

__	(f)	a business development company as defined in section 2(a) (48) of the Investment Company Act of 1940;

__	(g)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

__	(h)	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees that has total assets in excess of $5,000,000;

__	(i)	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and (A) the investment decision is being made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if a self-directed plan, with investment decisions made solely by persons that can make one of the representations contained in (a) through (l) of this Section 7 or otherwise are “accredited investors,” as defined in Rule 501(a) of Regulation D;

__	(j)	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

__	(k)	any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purposes of acquiring the Units or underlying securities, with total assets in excess of $5,000,000; or
__	(1)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units or underlying securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; or
__	(m)	an entity in which all of the equity owners can make one of the representations contained in subparagraphs (a) through (1) of this Section 7, or otherwise qualify as accredited investors under the Act.

7.	REPRESENTATIONS OF INDIVIDUAL INVESTORS

I qualify under one of the following (check one if applicable):

__	(a)	My annual income from all sources, without regard to this investment, is in excess of $200,000 in each of the two most recent years or my joint income with my spouse in excess of $300,000 in each of those years, and I have a reasonable expectation of reaching the same income level in the current year;

__	(b)	My individual net worth, or my joint net worth with my spouse, at the time of purchase exceeds $1,000,000;

__	(c)	I am a director or executive officer of the issuer of the securities being offered or sold;

__	(d)	I am a general partner of the issuer of the securities being offered or sold; or

__	(e)	I am a director, executive officer or general partner of a general partner of the issuer of the securities being offered or sold.

Name (Printed) of Prospective Purchaser:

Signature:

Title, if representative of an entity:

Date                     , 2007